POWER OF ATTORNEY

The undersigned, General Electric Company, a New York corporation (hereinafter referred to as the "Corporation") does hereby make, constitute and appoint the persons listed below as the Corporation's true and lawful agent and attorney-in-fact (hereinafter referred to as the "Attorney") to act either together or alone in the name and on behalf of the Corporation for and with respect to the matters hereinafter described.

Name of Attorney:

Preston H. Abbott	Mark Kaplow
Brock Austin	Barbara A. Lane
Eileen Brumback	Henry Hubschman
Carlos Carrasquillo	David L. Lloyd
Barbara Daniele	Jonathan Mothner
Laura E.B. Dawson	Keith W. Newman
Sherwood Dodge	Michael Pastore
Frank Ertl	Ronald Pressman
Barbara J. Gould	James C. Ungari
Paul J. Halas	Alex Urquhart
Daniel Henson	Maryanne Courtney
Joseph Lincoln

Each Attorney shall have the power and authority to do the following:

To execute and deliver any Schedule 13D, Schedule 13G or Forms 3, 4 and 5 or any amendments thereto required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 on behalf of the Corporation with regard to any securities owned by the Corporation or any of its subsidiaries.

And, in connection with the foregoing, to execute and deliver all documents, acknowledgments, consents and other agreements and to take such further action as may be necessary or convenient for the Corporation in order to more effectively carry out the intent and purpose of the foregoing.

Agreements, commitments, documents, instruments and other writings executed by the Attorney in accordance with the terms hereof shall be binding upon the Corporation without attestation and without affixation of the seal of the Corporation. The Power of Attorney conferred hereby shall not be delegable by any Attorney. The Attorney shall serve without compensation for acting in the capacity of agent and attorney-in-fact hereunder.

Unless revoked by the Corporation, this Power of Attorney shall be governed under the laws of the State of New York and the authority of the Attorney hereunder shall terminate on March 31, 2011.

IN WITNESS WHEREOF, the Corporation has caused the Power of Attorney to be executed, attested and its corporate seal to be affixed pursuant to authority granted by the Corporation's board of directors, as the 13th day of January 2010.

General Electric Company
(Corporate Seal)
	By:	/s/ Michael McAlevey
Michael McAlevey Vice President

Attest:

/s/ Eliza W. Fraser
Eliza W. Fraser
Attesting Secretary

POWER OF ATTORNEY

The undersigned, General Electric Capital Services, Inc., a Delaware corporation (hereinafter referred to as the "Corporation") does hereby make, constitute and appoint the persons listed below as the Corporation's true and lawful agent and attorney-in-fact (hereinafter referred to as the "Attorney") to act either together or alone in the name and on behalf of the Corporation for and with respect to the matters hereinafter described.

Name of Attorney:

Preston H. Abbott	Mark Kaplow
Brock Austin	Barbara A. Lane
Eileen Brumback	Henry Hubschman
Carlos Carrasquillo	David L. Lloyd
Barbara Daniele	Jonathan Mothner
Sherwood Dodge	Michael Pastore
Frank Ertl	Ronald Pressman
Barbara J. Gould	James C. Ungari
Paul J. Halas	Alex Urquhart
Daniel Henson	Maryanne Courtney
Joseph Lincoln

Each Attorney shall have the power and authority to do the following:

To execute and deliver any Schedule 13D, Schedule 13G or Forms 3, 4 and 5 or any amendments thereto required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 on behalf of the Corporation with regard to any securities owned by the Corporation or any of their subsidiaries.

And, in connection with the foregoing, to execute and deliver all documents, acknowledgments, consents and other agreements and to take such further action as may be necessary or convenient for the Corporation in order to more effectively carry out the intent and purpose of the foregoing.

Agreements, commitments, documents, instruments and other writings executed by the Attorney in accordance with the terms hereof shall be binding upon the Corporation without attestation and without affixation of the seal of the Corporation. The Power of Attorney conferred hereby shall not be delegable by any Attorney. The Attorney shall serve without compensation for acting in the capacity of agent and attorney-in-fact hereunder.

Unless revoked by the Corporation, this Power of Attorney shall be governed under the laws of the State of New York and the authority of the Attorney hereunder shall terminate on March 31, 2011.

IN WITNESS WHEREOF, the Corporation has caused the Power of Attorney to be executed, attested and its corporate seal to be affixed pursuant to authority granted by the Corporation's board of directors, as the 5th day of February 2010.

General Electric Capital Services, Inc.
(Corporate Seal)
	By:	/s/ Craig T. Beazer
Craig T. Beazer Vice President, General Counsel and Secretary

Attest:

/s/ David P. Russell
David P. Russell
Attesting Secretary

POWER OF ATTORNEY

The undersigned, General Electric Capital Corporation, a Delaware corporation (hereinafter referred to as the "Corporation") does hereby make, constitute and appoint the persons listed below as the Corporation's true and lawful agent and attorney-in-fact (hereinafter referred to as the "Attorney") to act either together or alone in the name and on behalf of the Corporation for and with respect to the matters hereinafter described.

Name of Attorney:

Preston H. Abbott	Mark Kaplow
Brock Austin	Barbara A. Lane
Eileen Brumback	Henry Hubschman
Carlos Carrasquillo	David L. Lloyd
Barbara Daniele	Jonathan Mothner
Sherwood Dodge	Michael Pastore
Frank Ertl	Ronald Pressman
Barbara J. Gould	James C. Ungari
Paul J. Halas	Alex Urquhart
Daniel Henson	Maryanne Courtney
Joseph Lincoln

Each Attorney shall have the power and authority to do the following:

To execute and deliver any Schedule 13D, Schedule 13G or Forms 3, 4 and 5 or any amendments thereto required to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 on behalf of the Corporation with regard to any securities owned by the Corporation or any of their subsidiaries.

And, in connection with the foregoing, to execute and deliver all documents, acknowledgments, consents and other agreements and to take such further action as may be necessary or convenient for the Corporation in order to more effectively carry out the intent and purpose of the foregoing.

Agreements, commitments, documents, instruments and other writings executed by the Attorney in accordance with the terms hereof shall be binding upon the Corporation without attestation and without affixation of the seal of the Corporation. The Power of Attorney conferred hereby shall not be delegable by any Attorney. The Attorney shall serve without compensation for acting in the capacity of agent and attorney-in-fact hereunder.

Unless revoked by the Corporation, this Power of Attorney shall be governed under the laws of the State of New York and the authority of the Attorney hereunder shall terminate on March 31, 2011.

IN WITNESS WHEREOF, the Corporation has caused the Power of Attorney to be executed, attested and its corporate seal to be affixed pursuant to authority granted by the Corporation's board of directors, as the 5th day of February 2010.

General Electric Capital Corporation
(Corporate Seal)
	By:	/s/ Craig T. Beazer
Craig T. Beazer Vice President, General Counsel and Secretary

Attest:

/s/ David P. Russell
David P. Russell
Attesting Secretary